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                           ING VARIABLE PRODUCTS TRUST
                         ING VP Growth + Value Portfolio
                      ING VP Growth Opportunities Portfolio

                       Supplement dated November 12, 2003
              to the Domestic Equity Growth, Domestic Equity Value,
                International Equity and Fixed Income Portfolios
                    Class R Prospectus and Class S Prospectus
                                Dated May 1, 2003


With respect to the Class R Prospectus and the Class S Prospectus for the Domestic Equity Growth, Domestic Equity Value, International Equity and Fixed Income Portfolios:

      On November 11, 2003, the Board of Trustees of ING Variable Products Trust approved a proposal to reorganize the following "Disappearing Portfolios" into the following "Surviving Portfolio" (the "Reorganization"):

        DISAPPEARING PORTFOLIOS                     SURVIVING PORTFOLIO
 ING VP Growth + Value Portfolio
 ING VP Growth Opportunities Portfolio      ING VP MidCap Opportunities Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolios. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first half of 2004.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE